UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2008
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)  (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)     Dismissal of Independent Accountant.

India Globalization Capital, Inc.’s (the “Company”) Audit Committee of the Board of Directors approved the dismissal of McGladrey & Pullen, LLP ("M&P") as its independent registered public accounting firm effective as of May 5, 2008.  M&P became the Company’s auditors on January 30, 2008.

During the period from M&P’s initial retention through March 31, 2008, and through the date of their letter attached hereto, there were: (i) no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such period; and (ii) no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided M&P a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission ("SEC") and requested that M&P furnish it with a letter addressed to the SEC stating that M&P agrees with the Company's statements in this Item 4.01.  A copy of the letter dated May 8, 2008 furnished by M&P in response to that request is filed as Exhibit 16.1 to this Form 8-K.

 (b)          Engagement of Independent Accountant.

In connection with the dismissal of M&P, the Audit Committee approved the engagement of Yoganandh and Ram, Chartered Accountants ("Y&R"), headquartered in Chennai, India, as the Company's new independent registered public accounting firm for the fiscal year ending March 31, 2008, pursuant to an engagement letter dated May 2, 2008.  Since the Company's operations will be primarily in India, the Audit Committee selected Y&R because of its location and because Y&R conducted the audits for fiscal years 2007, 2006, and 2005 for both of the Company’s two India-based equity investments in Sricon Infrastructure Private Limited and Techni Bharathi Limited (the Company holds 63% and 77% respectively).

During the Company’s two most recent fiscal years ended March 31, 2006 and March 31, 2007 and any subsequent interim period, the Company did not consult with Y&R regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Y&R on the Company's financial statements.  Further, Y&R did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or "reportable event" or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item  9.01    Financial Statements and Exhibits

  (c)           Exhibits.

Exhibit No.           Description

16.1	Letter furnished by McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated May 8, 2008, indicating their agreement with the statements contained in the Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: May 8, 2008	By:	/s/ Ram Mukunda
	Name:	Ram Mukunda
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.            Description

16.1                         Letter furnished by McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated May 8, 2008, indicating their agreement with the statements contained in the Form 8-K filing.